Risk management	12 Months Ended
Feb. 28, 2021
Disclosure of financial risk management [text block] [Abstract]
RISK MANAGEMENT
31.	RISK MANAGEMENT

The Directors have overall responsibility for the establishment in oversight of the Group’s risk management framework. The Directors have established the Audit and risk committee which is responsible for developing and monitoring the Group’s risk management policies. The committee reports regularly to the Directors on its activities.

The Group’s risk management policies are established to identify and analyze the risk faced by the Group, to set appropriate risk limits, implement controls to enforce limits to monitor risk and adherence to limits.

The committee is assisted in its oversight role by internal audit. Internal audit reviews risk and management controls and procedures, the results of which are reported to the committee.

31.1 Capital risk management

The Group’s policy is to maintain a strong capital base, so as to maintain investor, creditor and market confidence and to sustain future development of the business. Management monitors return of the capital, as well as the level of dividends to shareholders.

The capital structure of the Group consists of debt, which includes the borrowings and lease obligations disclosed in notes 16 and 17 respectively, Cash and cash equivalents disclosed in note 13, and equity as disclosed in the statement of financial position.

There were no changes in the Group’s approach to the capital management during the year.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

31.2 Financial risk management

The Group has exposure to the following risks arising from financial instruments: credit risk, liquidity risk, currency and interest rate risk.

31.2 (a) Credit risk

Credit risk is the risk of financial loss to the Group if a customer fails to meet its contractual obligations, and arises principally from the Group’s receivables from customers, cash deposits and cash equivalents.

Credit risk is managed by each subsidiary subject to the Group’s established policy and procedure. The Group has a general credit policy of only dealing with credit worthy customers. A significant element of its individual customers is on debit-order payment method to assess credit risk. There has been no change in credit risk estimation techniques since last year.

Trade receivables comprise a widespread customer base. Management evaluates credit risk relating to customers on an ongoing basis. If customers are independently rated, these ratings are used. Otherwise, if there is no independent rating, risk control assesses the credit quality of the customer, taking into account its financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by the board of directors. The utilization of credit limits is regularly monitored. The Group does not have any significant credit risk exposure to any single customer or any Group of customers having similar characteristics.

There has been no change in credit risk estimation techniques since last year. The carrying amounts of financial assets represent the maximum credit exposure.

Expected credit losses on financial assets recognized in profit or loss were as follows:

	2021	2020	2019
	Figures in Rand thousands
Expected credit loss provision on trade receivables arising from contracts with customers	80,842	54,872	45,171

Trade receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the factors that may influence the credit risk of its customer base, including the default risk associated with the country in which the customer operates. Details of concentration of revenue are included in note 20.

Expected credit loss assessment process followed in the current year

An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses.

The provision rates are based on days since invoicing date for various groupings of various customer segments with similar loss patterns.

The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future conditions.

The following table provides information about the expected credit loss rate for trade receivables by ageing category as at February 28, 2021:

	Expected credit loss rate	Gross carrying amount	Impairment loss allowance
	Figures in Rand thousands
Since invoicing	7%	152,635	10,190
1 month since invoicing date	14%	33,622	4,646
2 months since invoicing date	20%	21,949	4,416
3 months since invoicing date	56%	146,001	81,814
Total	29%	354,207	101,066

The following table provides information about the expected credit loss rate for trade receivables by ageing category as at February 29, 2020:

	Expected credit loss rate	Gross carrying amount	Impairment loss allowance
	Figures in Rand thousands
Since invoicing	4%	113,385	4,908
1 month since invoicing date	11%	31,875	3,587
2 months since invoicing date	17%	20,670	3,487
3 months since invoicing date	39%	102,819	39,675
Total	19%	268,749	51,657

Cash and cash equivalents

The Group held cash and cash equivalents of ZAR104.9 million at February 28, 2021 (2020: ZAR146.6 million). The cash is held with major banks and financial institutions which are rated and regulated in each country. None of the bank’s holding deposits show financial strain. Impairment on cash and cash equivalents at bank has been measured on a 12-month expected loss and reflect the short maturity of the exposures. The Group considers that its cash and cash equivalents at bank have low credit risk and the amount of the allowance to be insignificant.

Other financial assets

The Group held restricted cash at bank of ZAR882.4 million as February 28,2021 (2020: nil). The cash is held with a major bank. Impairment on other financial assets has been measured at 12 month expected loss and reflect short term maturity of the exposures. The Group considers that its other financial assets have low credit risk and amount of allowance to be insignificant.

31.2	(b) Liquidity risk

The Group manages liquidity risk through an ongoing review of future commitments and ensures that there is adequate funding available in terms of cash reserves and committed funding facilities.

Cash flow forecasts are prepared and available borrowing facilities are monitored on an ongoing basis.

The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and includes contractual interest payments.

	Less than 1 year	2 years	3 years	4 years	>5 years	Total
	Figures in Rand thousands
At February 28, 2021
Term loans	5,626	5,626	5,157	–	–	16,409
Lease obligations	40,275	28,426	16,168	5,749	12,751	103,369
Trade and other payables	235,510	–	–	–	–	235,510
Loans from related parties	893,338	–	–	–	–	893,338
At February 29, 2020
Term loans	5,583	5,583	5,583	4,810	3,618	25,177
Lease obligations	49,532	27,403	13,025	6,378	12,636	108,974
Trade and other payables	148,812	–	–	–	–	148,812
Loans from related parties	8,362	–	–	–	–	8,362

31.2	(c) Currency risk

The Group is exposed to currency risk to the extent that sales, purchases, and borrowings of the foreign operations are denominated in a currency other than the respective functional currencies of Group companies. The functional currencies of Group companies are primarily the ZAR, USD, Euro (EUR), Mozambican metical (MZN), the Singapore dollar (SGD) and Polish zloty (PLN).

The Group does not apply hedge accounting.

The following average exchange rates were used for consolidation purposes:

ZAR: USD 16.49

ZAR: EUR 19.16

ZAR: MZN 0.23

ZAR: PLN 4.25

ZAR: SGD 12.03

Exposure to currency risk

The summarized quantitative data about the Group’s exposure to currency risk as reported to the management of the Group is as follows:

	USD	EURO	MZN	SGD	PLN	ZAR
	In thousands of
At February 28, 2021
Trade and other receivables	38,421	1,244	-	760	-	160,277
Loan from intercompany	120,133	81,045	-	-	-	-
Loan to intercompany	(120,005)	(426)	-	(7,972)	-	(3,095)
Cash and cash equivalents	5,724	104	-	77	-	(21)
Trade and other payables	(27,242)	(3,939)	(15)	(26,021)	-	(5)
	17,031	78,028	(15)	(33,156)	-	157,156

	USD	EURO	MZN	SGD	PLN	ZAR
	In thousands of
At February 29, 2020
Trade and other receivables	95	-	-	-	-	114
Trade and other payables	81,341	1,241	(7,924)	(717)	(192)	81,461
	81,436	1,241	(7,924)	(717)	(192)	81,575

Sensitivity analysis

A strengthening/weakening of the ZAR against the USD, PLN, EUR, SGD and MZN, at year-end would have impacted the measurement of financial instruments denominated in a foreign currency, equity and profit or loss by the amounts shown below. The analysis assumes that all other variables remain constant. A factor change of 10% has been applied to the exchange rates.

	Strengthening of ZAR	Weakening of ZAR
	Figures in Rand thousands

February 28, 2021
USD	(1,703)	1,703
EUR	(7,803)	7,803
MZN	2	(2)
SGD	3,316	(3,316)
PLN	-	-
	(6,188)	6,188
February 29, 2020
USD	(8,144)	8,144
EUR	(124)	124
MZN	792	(792)
SGD	72	(72)
PLN	19	(19)
	(7,385)	7,385

31.2	(d)Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

A fundamental reform of major interest rate benchmarks is being undertaken globally, including the replacement of some interbank offered rates (IBORs) with alternative nearly risk-free rates (referred to as “IBOR reform”). The Group has exposures to IBORs on its financial instruments that will be replaced or reformed as part of these market-wide initiatives. The Group’s exposure to interest rate risk relates primarily to the Group’s loan obligations with variable interest rates. The term loan with Caixa Geral Depositos de S.A attracts interest at a rate of 3% p.a plus 12-month Euribor. There is uncertainty over the timing and the methods of transition for replacing existing benchmark IBORs with alternative rates.

No financial instruments were entered into to mitigate the risk of interest rate movements.

Interest rate sensitivity

The following table illustrates the effects on Group’s earnings and equity, all other factors remaining constant. A factor of 1% has been applied to the interest rates:

Figures in Rand thousands
February 28, 2021
Effect on profit before tax (1% increase)	(159)
Effect on profit before tax (1% decrease)	159
February 29, 2020
Effect on profit before tax (1% increase)	(1,951)
Effect on profit before tax (1% decrease)	1,951